UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2015

Midwest Holding Inc.
(Exact name of registrant as specified in its charter)

Nebraska	000-10685	20-0362426
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2900 South 70th Street, Suite 400
Lincoln, Nebraska 68506
(Address of principal executive offices) (Zip Code)

(402) 489-8266
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 27, 2015, Midwest Holding Inc., a Nebraska corporation (the “Company”) acquired First Wyoming Capital Corporation, a Wyoming corporation (“First Wyoming”) pursuant to an Agreement and Plan of Merger dated July 31, 2015 by and among the Company, First Wyoming and Midwest Acquisition, Inc., a Wyoming corporation and wholly-owned subsidiary of the Company (“Merger Subsidiary”)(the “Merger Agreement”). Under the Merger Agreement, the Merger Subsidiary merged with and into First Wyoming (the “Merger”), the separate corporate existence of the Merger Subsidiary ceased and First Wyoming became the surviving corporation of the Merger and a wholly-owned subsidiary of the Company.

Pursuant to the Merger Agreement, the Company agreed to exchange 1.37 shares of its voting common stock for each share of First Wyoming common stock, or approximately 4,783,000 shares. In addition, as of October 27, 2015, all filings necessary to consummate the Merger Agreement under applicable state corporate laws were completed and the transactions contemplated by the Merger Agreement were completed. Approval of the Merger was not required by the Company’s shareholders.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of First Wyoming for the year ended December 31, 2014, as well as the accompanying notes thereto, are filed as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated financial statements of First Wyoming as of and for the six months ended June 30, 2015 and 2014, as well as the accompanying notes thereto, are filed as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined consolidated financial information relating to the Company and First Wyoming for the year ended December 31, 2014 and six months ended June 30, 2015 is furnished as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits:

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Plan and Agreement of Merger by and among First Wyoming Capital Corporation, Midwest Holding Inc. and Midwest Acquisition, Inc. dated July 31, 2015 (Incorporated by reference to Appendix A of the Company's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on August 26, 2015).

23.1	Consent of McGee, Hearne & Paiz, LLP with respect to First Wyoming Capital Corporation.

99.1	Audited consolidated financial statements of First Wyoming for the year ended December 31, 2014 (incorporated by reference to pages F-48 through F-66 of the Company's the Registration Statement on Form S-4 (File Number 333-206572) filed on August 26, 2015).

99.2	Unaudited consolidated financial statements of First Wyoming as of June 30, 2015 and for the three and six months ended June 30, 2015 and 2014 (incorporated by reference to pages F-67 through F-81 of the Company's the Registration Statement on Form S-4 (File Number 333-206572) filed on August 26, 2015).

99.3	Unaudited pro forma condensed combined financial information for the year ended December 31, 2014 and for the six month period ended June 30, 2015 (incorporated by reference to pages 72 through 75 of the Company's the Registration Statement on Form S-4 (File Number 333-206572) filed on August 26, 2015).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST HOLDING INC.

		By:	/s/ Mark A. Oliver
		Name:	Mark A. Oliver
Date:	November 4, 2015.	Title:	Chief Executive Officer